Smith Barney Futures Management LLC
                              388 Greenwich Street 7th Fl
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re:      Salomon Smith Barney Diversified 2000 Futures Fund  L.P.
         Supplement to Registration Statement on Form S-1
         File No. 333-87663

Ladies and Gentlemen:

     On Behalf of Salomon Smith Barney Diversified 2000 Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b)
(3) of the Securities Act 0f 1933, as amended, a Supplement dated October 31, 2000 to the Partnership's final prospectus dated January 31, 2000.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
     Daniel A. Dantuono
     Chief Financial Officer and
     Director

Enclosures


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
                              Salomon Smith Barney
                       Diversified 2000 Futures Fund L.P.
                                  October 2000


The redemption value of Salomon Smith Barney Diversified 2000 Futures Fund L.P. was $964.21 per unit at the end of October, up +1.1% from the previous month.

Markets stabilized in October after the turmoil of September and provided improved trading opportunities for the Fund's advisors.

The  currency  markets  produced  the  greatest  gains for the month as the U.S.
dollar continued its strength against European, Pacific basin and Asian currencies. Most successful were positions in the Australian dollar, British pound, Euro and the Japanese yen.

The respective interest rate markets were marginally profitable as U.S. markets were stable but the international markets were more volatile and ended with a slight overall loss. The energy markets were mixed as crude oil positions produced profits while the heating oil and natural gas markets became highly volatile in the wake of a shifting weather patterns. Copper prices reversed from prior trends and moved to new lows suggesting that the higher interest rates may be having an effect on the high growth U.S. economy.

Also reflecting an impending economic slowdown were the global stock markets which continued the second half of the year in negative territory. Light positions in these markets were unprofitable for the Fund's advisors.

November is expected to be a pivotal month as commodity trends appear to be stabilizing and financial markets remain soft. Numerous variables can shape the upcoming months including, continued unrest in the Middle East compounding the global energy shortage, instability in the equity markets, and finally a resolution to the U.S. presidential election. Each of these factors has the ability to influence market prices significantly and produce increase opportunities for the Fund.

Smith Barney Futures Management LLC

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

                              Salomon Smith Barney
                       Diversified 2000 Futures Fund L.P.
                                Account Statement
                            For the Period October 1,
                            Through October 31, 2000

                                                     Percent
                                                       of
                                                     Average
                                                       Net
                                                     Assets

Realized losses from trading            $(761,713)    (3.13)%
Change in unrealized gains/losses
   from trading                         1,238,061      5.09
                                     ------------    ------
                                          476,348      1.96
Less, Brokerage commissions
   and clearing fees ($3,512)             124,180      0.51
                                     ------------    ------
Net realized and unrealized gains         352,168      1.45
Interest Income                           101,392      0.42
                                     ------------    ------
                                          453,560      1.87

Less, Expenses:
  Management fees                          40,330      0.17
  Incentive fees                          100,318      0.41
  Other expenses                           11,936      0.05
                                      ------------    ------
                                          152,584      0.63
                                      ------------    ------
Net Income                                300,976      1.24%
                                                     -------
Additions, (18.8735 G.P. units
at September 30, 2000 net asset
value per unit of $953.72)                 18,000

Additions, (1,748.9410 L.P. units
at September 30, 2000 net asset
value per unit of $953.72)              1,668,000

Redemptions, (176.4120 L.P. units
at October 31, 2000 net asset
value per unit of $964.21)               (170,098)
                                     ------------
Increase in net assets                  1,816,878
Net assets, September 30, 2000         22,549,527
                                     ------------
Net assets, October 31, 2000          $24,366,405
                                    -------------
Net asset value per unit
  ($24,366,405/25,911.5962 units)         $940.37
                                    -------------
Redemption value per unit (Note 1)        $964.21
                                    -------------

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce net asset value per unit. As a result, the reported redemption value per unit is $964.21.

The net asset value per unit of $940.37 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.




   By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney
Diversified 2000 Futures Fund L.P.

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